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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 7, 2003
                       (date of earliest event reported)

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                        Pooling and Servicing Agreement
                          dated as of October 1, 2003
                         providing for the issuance of


                    WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-S11

         Delaware                  333-103345            94-2528990

         (State or other           (Commission           (IRS Employer
         jurisdiction of           File Number)          Identification
         Incorporation)                                  Number)

                          1201 THIRD AVENUE, WMT 1706
                           SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:

                                 (206) 377-8555



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Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

       99.1 Term Sheet prepared by Goldman, Sachs & Co. Inc. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2003-S11.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2003

                                           WASHINGTON MUTUAL MORTGAGE SECURITIES
                                           CORP.
                                           (Registrant)

                                           By: /s/ David H. Zielke
                                           --------------------------------
                                           David H. Zielke
                                           First Vice President and Counsel
                                           (Authorized Officer)



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